Exhibit 99.h.6


                                POWER OF ATTORNEY

        The undersigned officers and Trustees of PRIMECAP Odyssey Funds, a Delaware statutory trust (the "Trust") hereby appoint Joel P. Fried, Howard B. Schow and Theo A. Kolokotrones as attorneys-in-fact and agents, with the power, to execute, and to file any of the documents referred to below relating to the initial registration of the Trust as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and the registration of the Trust's securities under the Securities Act of 1933, as amended (the "Securities Act") including the Trust's Registration Statement on Form N-8A, N-1A or Form N-14, any and all amendments thereto, including all exhibits and any documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings and proxy materials. Each of the undersigned grants to the said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

        The undersigned officers and Trustees hereby execute this Power of Attorney as of this 27th day of September, 2004.

Name                                      Title
----                                      -----

/s/ Joel P. Fried                         Co-Chief Executive Officer and Trustee
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Joel P. Fried

/s/ Howard B. Schow                       Co-Chief Executive Officer
---------------------------------
Howard B. Schow

/s/ Theo A. Kolokotrones                  Co-Chief Executive Officer
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Theo A. Kolokotrones

/s/ David H. Van Slooten                  Chief Financial Officer and Secretary
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David H. Van Slooten

/s/ Benjamin F. Hammon                    Trustee
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Benjamin F. Hammon

/s/ Wayne H. Smith                        Trustee
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Wayne H. Smith

/s/ Stephen M .Rucker                     Trustee
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Stephen M. Rucker